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[LOGO] JANUS

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     JANUS OLYMPUS FUND

     2001 ANNUAL REPORT

Table of Contents

          Portfolio Manager Commentary
            and Schedule of Investments ...............       1

          Statement of Assets and Liabilities .........       5

          Statement of Operations .....................       6

          Statement of Changes in Net Assets ..........       7

          Financial Highlights ........................       8

          Notes to Schedule of Investments ............       9

          Notes to Financial Statements ...............      10

          Explanation of Charts and Tables ............      14

          Report of Independent Accountants ...........      16

          Long-Term Capital Gain Designation ..........      17

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If you'd like to keep track of other Janus funds, all reports are available online at www.janus.com.
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Janus Olympus Fund (closed to new investors)

[PHOTO]
Claire Young
portfolio manager

Janus Olympus Fund lost 50.61% for the fiscal year ended October 31, 2001, underperforming its benchmark, the S&P 500 Index, which declined 24.83%.(1)

I preface this letter by offering my deepest condolences to the families and friends of the victims of the World Trade Center and Pentagon attacks. Words cannot express the sadness I feel for their losses or the admiration I have for the many workers involved in the aftermath. In light of such horrific events, the discussion of any other topic seems trivial by comparison; however, as we all begin to move forward again, I present to you this fund update.

I am thoroughly dissatisfied with the Fund's results during this period. Despite aggressive Federal Reserve Bank interest rate cuts, the year was marked by an ever-weakening economy with a malaise in corporate capital expenditures and an aggressive devaluation of stock prices. Additionally, the events of September 11th shook consumer spending, the remaining pillar of strength in the economy. Consequently, the secular growth stories of the increased use of technology to improve productivity, the build out of the telecommunications infrastructure to support Internet traffic and the proliferation of wireless communications succumbed to the forces of economic contraction.

As the economy slowed, corporations' excess capacity of information technology
(IT) equipment became apparent. The spending freeze that began toward the end of 2000 continued as companies reevaluated their IT needs and conserved capital. As a result, leading communications and corporate networking-equipment maker Cisco Systems suffered from sluggish demand for new products. Fearing a lengthy period of sub-par growth from the company, we substantially cut our weighting in Cisco. Meanwhile, even companies that experienced healthier demand were negatively impacted by the stagnant economy. Storage networking and management software manufacturer VERITAS Software, for example, had to decrease its future growth expectations because of limited earnings visibility. Nevertheless, we are maintaining a position in VERITAS on the premise that storage-area network deployments will grow as corporations seek to better utilize their existing data storage equipment and focus on implementing disaster recovery plans.

Like their corporate brethren, the telecommunications service providers reined in their capital spending budgets as tight high-yield and equity markets made capital precious. For instance, Juniper Networks, a leading provider of Internet protocol infrastructure systems, met reduced earnings estimates by managing expenses superbly, but it became clear that future demand for long distance communications networks would not be as robust as we predicted. We therefore opted to liquidate our position in Juniper.

Elsewhere, although new subscriber additions continued to be relatively healthy, wireless communications companies also struggled during the period. Cellular handset demand slowed as new features were insufficient to spur replacement demand. As subscriber networks matured, cellular service providers decreased base station deployment and postponed plans to roll out new 3G services. Shrinking infrastructure orders and aggressive phone pricing by competitors hampered Nokia, the leading cellular phone manufacturer. Fearing a prolonged slowdown in cellular trends, we eliminated Nokia from the portfolio.

Although not readily apparent in the Fund's aggregate return, we did identify investments that outperformed the market, predominantly in businesses that were less impacted by the cooling economy. Demand for healthcare services grew as the aging baby boom generation boosted its spending on health-related items. Our position in Tenet Healthcare, the second largest hospital group, benefited from increasing utilization and strong pricing of its specialized medical services, such as cardiology and orthopedics. Cardinal Health, Inc., the largest distributor of pharmaceuticals, medical-surgical and laboratory supplies, also enjoyed strong revenue growth from robust drug volumes and improving margins from merger-related cost savings. And even in the rocky technology landscape, NVIDIA Corporation, the leading graphics and multimedia chip supplier, saw strong demand for its products as it increased its penetration of desktop and mobile computers and entered the workstation and Apple markets. NVIDIA also began shipping a key component to the Microsoft Xbox for its winter launch.

Looking ahead, we are closely monitoring the economy as the slowdown runs its course and the aftereffects of September 11th are absorbed. The Federal Reserve's actions should eventually spur corporate spending. Lower energy prices, additional tax cuts and increased government spending should also bolster the economy. Furthermore, we are beginning to see a glimmer of inventory stabilization, which will eventually lead to more normal ordering patterns. Accordingly, I remain committed to finding world-class investments with solid future prospects that will benefit from the eventual economic recovery while they continue to navigate their businesses through the current difficult times.

Thank you for your investment in Janus Olympus Fund.

(1) Both returns include reinvested dividends and distributions.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                         Janus Olympus Fund  October 31, 2001  1

Portfolio Profile
(% of Net Assets)                           October 31, 2001    October 31, 2000
--------------------------------------------------------------------------------
Equities                                               95.3%               85.7%
  Foreign                                               6.0%               13.7%
    European                                            0.4%                9.8%
Top 10 Equities                                        30.9%               34.5%
Number of Stocks                                          65                  63
Cash, Cash Equivalents and
  Fixed-Income Securities                               4.7%               14.3%

Top 5 Industries
                                            October 31, 2001    October 31, 2000
--------------------------------------------------------------------------------
Electronic Components
  - Semiconductors                                      4.9%                1.9%
Finance - Investment
  Bankers/Brokers                                       4.0%                0.6%
Semiconductor Components/
  Integrated Circuits                                   3.9%                  --
Cable Television                                        3.8%                0.9%
Diversified Financial Services                          3.7%                  --

Top 10 Equity Holdings
                                            October 31, 2001    October 31, 2000
--------------------------------------------------------------------------------
Goldman Sachs Group, Inc.                               4.0%                0.6%
Maxim Integrated Products, Inc.                         3.9%                  --
Citigroup, Inc.                                         3.7%                  --
NVIDIA Corp.                                            3.2%                0.6%
Walgreen Co.                                            3.0%                1.9%
Pfizer, Inc.                                            3.0%                1.4%
VERITAS Software Corp.                                  2.6%                5.6%
Safeway, Inc.                                           2.5%                1.3%
Tenet Healthcare Corp.                                  2.5%                  --
Comcast Corp. - Special Class A                         2.5%                0.9%

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Olympus Fund and the S&P 500 Index. Janus Olympus Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, December 29, 1995, through October 31, 2001 . The lower right quadrant reflects the ending value of the hypothetical investment in Janus Olympus Fund ($22,694) as compared to the S&P 500 Index ($18,820).

Average Annual Total Return
for the periods ended October 31, 2001
One Year      Five Year      Since 12/29/95*
(50.61)%      12.88%         15.06%

Janus Olympus Fund - $22,694

S&P 500 Index - $18,820

*The Fund's inception date.
Source - Lipper, Inc. 2001.
See "Explanation of the Charts and Tables."

In recent years, returns have sustained significant gains and losses due to market volatility in the technology sector. Due to market volatility, current performance may be lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return includes reinvestment of dividends, distributions and capital gains.

Standard & Poor's (S&P) is a corporation that rates stocks and corporate and municipal bonds according to risk profiles. The S&P 500 is an index of 500 major, large-cap US corporations. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Concentration may lead to greater price volatility.

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
Common Stock - 95.3%
Aerospace and Defense - 1.2%
       436,225  General Dynamics Corp. .....................    $     35,595,960

Airlines - 1.4%
     2,622,245  Southwest Airlines Co. .......................        41,693,695

Applications Software - 1.7%
       918,730  Microsoft Corp.* .............................        53,424,149

Athletic Footwear - 1.9%
     1,159,330  Nike, Inc. - Class B .........................  $     57,224,529

Beverages - Non-Alcoholic - 1.7%
       478,110  Coca-Cola Co. ................................        22,891,907
       623,122  PepsiCo, Inc. ................................        30,352,273

                                                                      53,244,180

Broadcast Services and Programming - 1.9%
     1,506,525  Clear Channel Communications, Inc.* ..........        57,428,733

See Notes to Schedule of Investments.

2  Janus Olympus Fund  October 31, 2001

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
Cable Television - 3.8%
     2,086,910  Comcast Corp. - Special Class A* .............  $     74,794,854
     1,136,460  Cox Communications, Inc. - Class A* ..........        43,526,418

                                                                     118,321,272

Casino Hotels - 1.7%
     2,289,715  MGM Mirage, Inc.* ............................        51,060,644

Cellular Telecommunications - 0.8%
     1,175,990  Sprint Corp./PCS Group* ......................        26,224,577

Commercial Services - Financial - 1.5%
     1,643,640  Concord EFS, Inc.* ...........................        44,986,427

Computers - Memory Devices - 2.6%
     2,877,385  VERITAS Software Corp.* ......................        81,660,186

Cosmetics and Toiletries - 1.8%
       692,040  Colgate-Palmolive Co. ........................        39,806,141
       218,110  Procter & Gamble Co. .........................        16,092,156

                                                                      55,898,297

Data Processing and Management - 1.7%
     1,372,108  Fiserv, Inc.* ................................        51,028,696

Diversified Financial Services - 3.7%
     2,523,060  Citigroup, Inc. ..............................       114,849,691

Diversified Operations - 3.2%
     1,546,215  General Electric Co. .........................        56,297,688
       868,590  Tyco International, Ltd. .....................        42,682,513

                                                                      98,980,201

Drug Delivery Systems - 0.5%
       218,520  Andrx Group, Inc.* ...........................        14,188,504

E-Commerce/Services - 1.2%
       719,710  eBay, Inc.* ..................................        37,770,381

Electronic Components - Semiconductors - 4.6%
     2,332,271  ARM Holdings PLC* ............................        11,803,637
     2,271,860  NVIDIA Corp.* ................................        97,371,920
     1,113,485  Xilinx, Inc.* ................................        33,872,214

                                                                     143,047,771

Entertainment Software - 0.4%
       261,600  Electronic Arts, Inc.* .......................        13,461,936

Fiduciary Banks - 1.6%
     1,437,060  Bank of New York Company, Inc. ...............        48,874,411

Finance - Investment Bankers/Brokers - 4.0%
     1,579,105  Goldman Sachs Group, Inc. ....................       123,422,847

Finance - Mortgage Loan Banker - 2.0%
       757,525  Fannie Mae ...................................        61,329,224

Financial Guarantee Insurance - 1.9%
     1,116,965  MGIC Investment Corp. ........................        57,791,769

Food - Retail - 3.1%
       712,940  Kroger Co.* ..................................        17,438,512
     1,858,455  Safeway, Inc.* ...............................        77,404,651

                                                                      94,843,163

Hotels and Motels - 2.1%
     1,257,200  Four Seasons Hotels, Inc. ....................  $     48,075,328
       785,380  Starwood Hotels & Resorts Worldwide, Inc. ....        17,309,775

                                                                      65,385,103

Human Resources - 1.1%
     1,220,865  Manpower, Inc. ...............................        34,867,904

Instruments - Scientific - 1.1%
       916,385  Waters Corp.* ................................        32,522,504

Insurance Brokers - 0.6%
       258,660  Brown & Brown, Inc. ..........................        14,847,084
        83,055  Hilb, Rogal and Hamilton Co. .................         4,811,376

                                                                      19,658,460

Internet Security - 1.4%
     1,116,930  VeriSign, Inc.* ..............................        43,236,360

Medical - Biomedical and Genetic - 1.7%
       973,805  Genentech, Inc.* .............................        50,881,311

Medical - Drugs - 3.7%
       294,605  Eli Lilly and Co. ............................        22,537,282
     2,198,315  Pfizer, Inc. .................................        92,109,398

                                                                     114,646,680

Medical - Hospitals - 2.5%
     1,314,480  Tenet Healthcare Corp.* ......................        75,608,890

Medical - Wholesale Drug Distributors - 1.0%
       467,035  Cardinal Health, Inc. ........................        31,342,719

Medical Instruments - 2.7%
     1,300,385  Apogent Technologies, Inc.* ..................        30,455,017
     1,326,985  Medtronic, Inc. ..............................        53,477,496

                                                                      83,932,513

Motorcycle and Motor Scooter Manufacturing - 1.6%
     1,068,460  Harley-Davidson, Inc. ........................        48,358,500

Multimedia - 3.7%
     2,284,085  AOL Time Warner, Inc.* .......................        71,286,293
       433,460  Viacom, Inc. - Class B* ......................        15,825,625
     1,414,070  Walt Disney Co. ..............................        26,287,561

                                                                     113,399,479

Networking Products - 1.2%
     2,184,300  Cisco Systems, Inc.* .........................        36,958,356

Oil - Field Services - 1.2%
       785,125  Schlumberger, Ltd. ...........................        38,015,752

Oil Companies - Exploration and Production - 1.3%
       715,660  Anadarko Petroleum Corp. .....................        40,828,403

Oil Companies - Integrated - 1.2%
     1,274,278  PanCanadian Energy Corp.
                  - New York Shares* .........................        35,499,236

Property and Casualty Insurance - 1.0%
       856,360  ACE, Ltd. ....................................        30,186,690

Publishing - Newspapers - 0.9%
       674,000  New York Times Co. - Class A .................        27,802,500

Reinsurance - 1.5%
           417  Berkshire Hathaway, Inc. - Class A* ..........        29,690,400
       174,830  RenaissanceRe Holdings, Ltd. .................        16,867,598

                                                                      46,557,998

See Notes to Schedule of Investments.

                                         Janus Olympus Fund  October 31, 2001  3

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
Retail - Building Products - 0.4%
       305,385  Home Depot, Inc. .............................  $     11,674,869

Retail - Discount - 1.6%
       940,985  Wal-Mart Stores, Inc. ........................        48,366,629

Retail - Drug Store - 3.0%
     2,855,595  Walgreen Co. .................................        92,464,166

Retail - Jewelry - 2.1%
     2,800,990  Tiffany & Co. ................................        65,515,156

Schools - 0.5%
       529,840  DeVry, Inc.* .................................        14,279,188

Semiconductor Components/Integrated Circuits - 3.9%
     2,613,575  Maxim Integrated Products, Inc.* .............       119,571,056

Semiconductor Equipment - 1.9%
     1,711,605  Applied Materials, Inc.* .....................        58,382,847

Telecommunication Equipment - Fiber Optics - 0.5%
     1,749,325  JDS Uniphase Corp.* ..........................        13,977,107
--------------------------------------------------------------------------------
Total Common Stock (cost $3,040,474,286) .....................     2,930,271,619
--------------------------------------------------------------------------------
Corporate Bonds - 2.1%
Casino Hotels - 0.1%
$    1,720,000  Venetian Casino Resort L.L.C., 12.25%
                  company guaranteed notes, due 11/15/04 .....         1,560,900

E-Commerce/Products - 0.7%
    29,525,000  Amazon.com, Inc., 0%
                  senior discount notes, due 5/1/08(OMEGA) ...        20,372,250

Electronic Components - Semiconductors - 0.3%
     8,775,000  NVIDIA Corp., 4.75%
                  convertible subordinated notes
                  due 10/15/07 ...............................        10,519,031

Wireless Equipment - 1.0%
    14,080,000  American Tower Corp., 9.375%
                  senior notes, due 2/1/09 ...................        11,440,000
    23,225,000  SBA Communications Corp., 10.25%
                  senior notes, due 2/1/09 ...................        18,580,000

                                                                      30,020,000
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $62,822,096) .....................        62,472,181
--------------------------------------------------------------------------------
Short-Term Corporate Note - 0.1%
                Citigroup, Inc.
     3,800,000    2.54%, 11/1/01
                  (amortized cost $3,800,000) ................         3,800,000
--------------------------------------------------------------------------------
Time Deposit - 3.3%
                Societe Generale, New York
   102,200,000    2.656250%, 11/1/01 (cost $102,200,000) .....       102,200,000
--------------------------------------------------------------------------------
Total Investments (total cost $3,209,296,382) - 100.8% .......     3,098,743,800
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.8%)     (24,426,346)
--------------------------------------------------------------------------------
Net Assets - 100% ............................................  $  3,074,317,454
--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 2001

Country                       % of Investment Securities            Market Value
--------------------------------------------------------------------------------
Bermuda                                             2.9%        $     89,736,801
Canada                                              2.7%              83,574,564
United Kingdom                                      0.4%              11,803,637
United States++                                    94.0%           2,913,628,798
--------------------------------------------------------------------------------
Total                                             100.0%        $  3,098,743,800

++Includes Short-Term Securities (90.6% excluding Short-Term Securities)

See Notes to Schedule of Investments.

4  Janus Olympus Fund  October 31, 2001

Statement of Assets and Liabilities

As of October 31, 2001
(all numbers in thousands
except net asset value per share)
--------------------------------------------------------------------------------

Assets:
Investments at cost                                                 $  3,209,296

Investments at value                                                $  3,098,744
  Cash                                                                     1,165
  Receivables:
    Investments sold                                                      16,037
    Fund shares sold                                                       1,508
    Dividends                                                              1,045
    Interest                                                               1,048
  Other assets                                                                 3
--------------------------------------------------------------------------------
Total Assets                                                           3,119,550
--------------------------------------------------------------------------------
Liabilities:
  Payables:
    Investments purchased                                                 39,374
    Fund shares repurchased                                                3,025
    Advisory fees                                                          1,723
    Transfer agent fees and expenses                                         387
  Accrued expenses                                                           724
--------------------------------------------------------------------------------
Total Liabilities                                                         45,233
--------------------------------------------------------------------------------
Net Assets                                                          $  3,074,317
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)                                          125,043

--------------------------------------------------------------------------------
Net Asset Value Per Share                                           $      24.59
--------------------------------------------------------------------------------

See Notes to Financial Statements.

                                         Janus Olympus Fund  October 31, 2001  5

Statement of Operations

For the fiscal year ended
October 31, 2001
(all numbers in thousands)
--------------------------------------------------------------------------------

Investment Income:
  Interest                                                          $     43,420
  Dividends                                                               15,138
  Foreign tax withheld                                                     (326)
--------------------------------------------------------------------------------
Total Investment Income                                                   58,232
--------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                           30,986
  Transfer agent fees and expenses                                        10,363
  Registration fees                                                           88
  Postage and mailing expenses                                               818
  Custodian fees                                                             312
  Printing expenses                                                          712
  Audit fees                                                                  27
  Trustees' fees and expenses                                                 21
  Other expenses                                                              60
--------------------------------------------------------------------------------
Total Expenses                                                            43,387
--------------------------------------------------------------------------------
Expense and Fee Offsets                                                  (1,177)
--------------------------------------------------------------------------------
Net Expenses                                                              42,210
--------------------------------------------------------------------------------
Net Investment Income/(Loss)                                              16,022
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions              (1,544,765)
  Net realized gain/(loss) from foreign
    currency transactions                                                  8,152
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations                 (2,129,633)
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments               (3,666,246)
--------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations     $(3,650,224)
--------------------------------------------------------------------------------

See Notes to Financial Statements.

6  Janus Olympus Fund  October 31, 2001

Statement of Changes in Net Assets

For the fiscal year ended October 31
(all numbers in thousands)                                                    2001             2000
---------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                        $     16,022     $     38,480
  Net realized gain/(loss) from investment and
    foreign currency transactions                                      (1,536,613)           47,840
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                   (2,129,633)          713,582
---------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations        (3,650,224)          799,902
---------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                  (34,686)          (1,436)
  Net realized gain from investment transactions*                               --        (186,982)
  Distributions (in excess of net realized gain from investments)*        (57,716)               --
---------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                             (92,402)        (188,418)
---------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                              704,758        6,368,837
  Reinvested dividends and distributions                                    89,940          184,388
  Shares repurchased                                                   (1,673,539)      (3,356,373)
---------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                  (878,841)        3,196,852
---------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                  (4,621,467)        3,808,336
Net Assets:
  Beginning of period                                                    7,695,784        3,887,448
---------------------------------------------------------------------------------------------------
  End of period                                                       $  3,074,317     $  7,695,784
---------------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                            $  4,733,294     $  5,612,135
  Accumulated net investment income/(loss)*                                 13,411           32,086
  Accumulated net realized gain/(loss) from investments*               (1,561,834)           32,484
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations                        (110,554)        2,019,079
---------------------------------------------------------------------------------------------------
                                                                      $  3,074,317     $  7,695,784
---------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                               20,030          116,154
  Reinvested distributions                                                   2,081            3,738
---------------------------------------------------------------------------------------------------
Total                                                                       22,111          119,892
---------------------------------------------------------------------------------------------------
  Shares repurchased                                                      (49,471)         (62,618)
Net Increase/(Decrease) in Fund Shares                                    (27,360)           57,274
Shares Outstanding, Beginning of Period                                    152,403           95,129
---------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                          125,043          152,403
---------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchases of securities                                             $  5,049,452     $  7,902,177
  Proceeds from sales of securities                                      5,106,471        5,359,297
  Purchases of long-term U.S. government obligations                            --               --
  Proceeds from sales of long-term U.S. government obligations                  --               --

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

                                         Janus Olympus Fund  October 31, 2001  7

Financial Highlights

For a share outstanding during the
fiscal year ended October 31                                 2001            2000            1999            1998            1997

---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                 $      50.50    $      40.87    $      21.70    $      18.41    $      14.86
---------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                .13             .21             .02              --             .04
  Net gain/(loss) on securities
   (both realized and unrealized)                         (25.42)           11.21           19.15            4.05            3.64
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          (25.29)           11.42           19.17            4.05            3.68
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                   (.23)           (.01)              --              --           (.13)
  Dividends (in excess of net investment income)*              --              --              --           (.04)              --
  Distributions (from capital gains)*                          --          (1.78)              --           (.72)              --
  Distributions (in excess of capital gains)*               (.39)              --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                         (.62)          (1.79)              --           (.76)           (.13)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                       $      24.59    $      50.50    $      40.87    $      21.70    $      18.41
---------------------------------------------------------------------------------------------------------------------------------
Total Return                                             (50.61)%          28.05%          88.34%          23.10%          24.98%
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)             $  3,074,317    $  7,695,784    $  3,887,448    $    947,494    $    615,651
Average Net Assets for the Period (in thousands)     $  4,767,090    $  7,594,158    $  2,268,894    $    774,434    $    517,424
Ratio of Gross Expenses to Average Net Assets(1)            0.91%           0.91%           0.95%           1.01%           1.06%
Ratio of Net Expenses to Average Net Assets(1)              0.89%           0.90%           0.93%           0.98%           1.03%
Ratio of Net Investment Income/(Loss)
 to Average Net Assets                                      0.34%           0.51%           0.06%         (0.21)%           0.26%
Portfolio Turnover Rate                                      118%             96%             91%            123%            244%

(1) See "Explanation of the Charts and Tables."
*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

8  Janus Olympus Fund  October 31, 2001

Notes to Schedule of Investments


* Non-income-producing security
(OMEGA) Rate is subject to change. Rate shown reflects current rate.

                                         Janus Olympus Fund  October 31, 2001  9

Notes to Financial Statements


The following section describes the organization and significant accounting policies of the Fund and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain how the Fund operates and the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Investment Fund (the "Trust") is registered under the Investment Company Act of 1940 (the "1940 Act") as a no-load, open-end management investment company. The Janus Olympus Fund ("Fund") invests primarily in equity securities. The Fund is nondiversified.

The following policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION
Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, securities are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Fund's Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

FORWARD CURRENCY TRANSACTIONS AND FUTURES CONTRACTS
The Fund enters into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.

Forward currency contracts held by the Fund are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Futures contracts are marked to market daily, and the resultant variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

10  Janus Olympus Fund  October 31, 2001

The Fund may enter into "futures contracts" and "options" on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

In June 1998, the Financial Accounting Standards Board (FASB) issued Statement of Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," which was effective for fiscal years beginning after June 15, 1999. In June 1999, the FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities-Deferral of Effective Date of FASB Statement No. 133," delaying by one year the effective date of SFAS No. 133. The effective date for the Fund was November 1, 2000. In June 2000, the FASB issued No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities," an amendment of SFAS No. 133. SFAS No. 133, as amended, may affect the accounting treatment of the Fund's derivative instruments and related assets. The Fund has adopted this new standard and has determined that the impact on the Financial Statements is insignificant.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The Fund has adopted this new Guide and has determined that the impact on the Financial Statements is insignificant.

INITIAL PUBLIC OFFERINGS
The Fund may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow.

DIVIDEND DISTRIBUTIONS AND EXPENSES
The Fund generally declares and distributes dividends and capital gains (if any) annually. The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses.

ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES
The Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with the Internal Revenue Code applicable to regulated investment companies.

                                        Janus Olympus Fund  October 31, 2001  11

2.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The advisory agreement with the Fund spells out the fees that the Fund must pay for the period ended October 31, 2001. The Fund's management fee is equal to 0.65% of average daily net assets.

A special meeting of shareholders of Janus Investment Fund will be held on January 31, 2002 to consider and approve a new investment advisory agreement for the Fund. The new advisory agreement is the same in all material respects as the current advisory agreement. Contingent upon receipt of shareholder approval, the new advisory agreement will be effective upon the termination of Mr. Bailey's contractual right to select a majority of Janus Capital's board of directors, currently anticipated to be on or about March 28, 2002, and will continue in effect until July 1, 2002. Thereafter, the new advisory agreement will continue in effect from year to year so long as such continuance is approved at least annually by a majority of the Fund's independent Trustees.

Janus Service Corporation ("Janus Service"), a wholly owned subsidiary of Janus Capital, receives an annual fee of 0.16% of average net assets per Fund plus reimbursement of certain out-of-pocket expenses (primarily postage and telephone charges).

Officers and trustees of the Fund may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Fund.

The Fund's expenses may be reduced by voluntary brokerage credits from unaffiliated brokers. Such credits are included in Expense and Fee Offsets in the Statement of Operations. Brokerage commissions paid to the unaffiliated brokers reduce transfer agent fees and expenses.

DST Systems, Inc. (DST), an affiliate of Janus Capital through a degree of common ownership, provides fund accounting and shareholder accounting systems to the Fund. DST Securities, Inc., a wholly owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. Brokerage commissions paid to DST Securities, Inc. serve to reduce transfer agent fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the period ended October 31, 2001, are noted below. Effective June 1, 2001, State Street Bank and Trust Company acquired the fund accounting system from DST.

DST Securities, Inc.                Fund
    Commissions                    Expense
       Paid*                      Reduction*                     DST Fees
--------------------------------------------------------------------------------
     $ 58,569                      $43,937                      $1,594,234
--------------------------------------------------------------------------------
*The difference between commissions paid to DST Securities, Inc. and expenses reduced constitute commissions paid to an unaffiliated clearing broker.

12  Janus Olympus Fund  October 31, 2001

3.   FEDERAL INCOME TAX

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. A fund is required to make distributions of any income and gains realized in the prior fiscal year. If a fund has a net investment loss or realized losses in the current year, such distributions may be in excess of the fund's cumulative income and/or gains. However, a distribution in excess of net investment income or a distribution in excess of net realized gain is not a return of capital for tax purposes. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses and capital loss carryovers. Permanent items identified in the period ended October 31, 2001, have been reclassified among the components of net assets as follows:

     Undistributed              Undistributed
     Net Investment             Net Realized                  Paid-In
         Income               Gains and Losses                Capital
--------------------------------------------------------------------------------
        $(11,421)                  $11,421                      --
--------------------------------------------------------------------------------

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

As of October 31, 2001, the net capital loss carryovers noted below are available to offset future realized capital gains and thereby reduce future taxable gains distributions. These carryovers expire October 31, 2009.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 2001, are also noted below:

Net Capital Loss    Federal Tax    Unrealized      Unrealized          Net
   Carryovers           Cost      Appreciation   (Depreciation)   (Depreciation)
--------------------------------------------------------------------------------
$(1,535,860,428)  $3,235,269,485  $243,597,045   $(380,122,730)   $(136,525,685)
--------------------------------------------------------------------------------

                                        Janus Olympus Fund  October 31, 2001  13

Explanation of Charts and Tables (unaudited)


1.   PERFORMANCE OVERVIEWS

Performance overview graphs on the previous pages compare the performance of a $10,000 investment in the Fund (from inception) with one or more widely used market indices through October 31, 2001.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a portfolio invested in the index.

Average annual total returns are also quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

2.   SCHEDULE OF INVESTMENTS

Following the performance overview section is the Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The values of securities denominated in foreign currencies are converted into U.S. dollars.

A summary of investments by country is provided if the Fund invested in foreign securities in the year ended October 31, 2001. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country.

2A.  FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

3.   STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund's liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The last line of this statement reports the Fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund's net assets (assets minus liabilities) by the number of shares outstanding.

4.   STATEMENT OF OPERATIONS

This statement details the Fund's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Fund.

14  Janus Olympus Fund  October 31, 2001

The next section reports the expenses and expense offsets incurred by the Fund, including the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Fund's portfolios. The Fund realizes a gain (or loss) when it sells a position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund's portfolios during the period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

5.   STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Fund's net assets during the reporting period. Changes in the Fund's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets because of the Fund's investment performance. The Fund's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund's net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on the Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Fund through purchases or withdraw via redemptions. The Fund's net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

The section entitled "Net Assets Consist of" breaks down the components of the Fund's net assets. Because the Fund must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

6.   FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Fund's net asset value (NAV) for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the Fund's NAV per share at the beginning of the reporting period. The next line reports the Fund's net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

Also included are the Fund's expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Fund's expenses may be reduced through expense-reduction arrangements. These arrangements include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in the Fund's portfolios. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.

                                        Janus Olympus Fund  October 31, 2001  15

Report of Independent Accountants


To the Trustees and Shareholders
of Janus Investment Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Olympus Fund (one of the portfolios constituting the Janus Investment Fund, hereafter referred to as the "Fund") at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Denver, Colorado
December 6, 2001

16  Janus Olympus Fund  October 31, 2001

Long-Term Capital Gain Designation (unaudited)


For federal income tax purposes, Janus Olympus Fund designated a capital gain dividend in the amount of $57,714,346, for the year ended October, 31, 2001.

                                        Janus Olympus Fund  October 31, 2001  17

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                                   www.janus.com

                                   PO Box 173375
                                   Denver, CO 80217-3375
                                   1-800-525-3713


Funds distributed by Janus Distributors, Inc. This material must be preceded or accompanied by a prospectus.
                                                                     OLY56-12/01